EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of EMPS Research Corporation, on Form 10-QSB for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Timur Kunayev, Principal Executive Officer and James Gunnell, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: August 11, 2004                                  /s/ Timur Kunayev
                                                     ---------------------------
                                                     Timur Kunayev,
                                                     Principal Executive Officer



Date: August 11, 2004                                  /s/ James Gunnell
                                                     ---------------------------
                                                     James Gunnell,
                                                     Principal Financial Officer